Income Taxes	6 Months Ended
Jun. 30, 2026
Income Taxes [Abstract]
INCOME TAXES

NOTE 14 — INCOME TAXES

Our interim period tax provisions are based on the actual year to date effective tax rate (“ETR”), as allowed by Accounting Standards Codification (“ASC”) 740-270-30-18, “Income Taxes—Interim Reporting,”. This method is applied when the application of the estimated annual effective tax rate is impractical because it is not possible to reliably estimate the annual effective tax rate. The discrete method treats the year-to-date period as if it was the annual period and determines the income tax expense or benefit on that basis. The Company believes that, at this time, the use of this method is more appropriate than the annual effective tax rate method as (i) the estimated annual effective tax rate method is not reliable due to the high degree of uncertainty in estimating annual pretax earnings at the jurisdictional and subsidiary levels and (ii) the Company’s ongoing assessment that the recoverability of its deferred tax assets is not likely in jurisdictions which are not profitable.

Our ETR was 88.09% and (718.17)% for the six months ended June 30, 2026 and 2025, which was different than our Cayman island statutory income tax rate of 0% primarily due to tax accruals in jurisdictions with rates different than our statutory rate and the recognition of full valuation allowances on deferred tax assets with respect to jurisdictions in which we are not profitable.